DEAN WITTER GOVERNMENT INCOME TRUST   Two World Trade Center, New York, New York
                                      10048

LETTER TO THE SHAREHOLDERS March 31, 1997

DEAR SHAREHOLDER:

During the six-month period ended March 31, 1997, the economy went from one of lackluster growth to one of renewed vigor. Late in the fourth quarter of 1996, the economy resumed its growth trend after a temporary respite in the third quarter. The prospect of this resurgence continuing into the first quarter of 1997 had the bond market fearful that the Federal Reserve Board would increase interest rates. With evidence of a strong economy, the central bank raised the federal-funds rate 25 basis points to 5.50 percent at their March Federal Open Market Committee meeting. Although the current inflation environment remains favorable, members of this committee voiced concerns at the meeting regarding the continuing strength in employment and the probable rise of inflationary pressures in the near future.

As a result of this uncertainty and the Federal Reserve's rate tightening, interest rates on intermediate-term U.S. Treasury securities were highly volatile during the period under review, with yields on five-year U.S. Treasuries ranging between 5.83 percent and 6.78 percent. At the end of the period, the five-year U.S. Treasury note was yielding 6.75 percent compared to
6.46 percent six months ago.

PERFORMANCE AND PORTFOLIO STRATEGY

On March 31, 1997, Government Income Trust's net asset value per share (NAV) was $9.02, down from $9.08 on September 30, 1996. Based on this change, and including reinvestment of dividends totaling $0.30 per share, the Trust's total return (based on NAV) for the six-month period ended March 31, 1997, was 2.96 percent. Over the same period, the Trust's market price per share on the New York Stock Exchange (NYSE) declined to $8.125 from $8.25, with a total return (based on its market price on the NYSE) of 2.08 percent.

DEAN WITTER GOVERNMENT INCOME TRUST

On March 25, 1997, the Trust declared a monthly income dividend of $0.05 per share, payable April 18, 1997, to shareholders of record on April 4, 1997. In addition, the Trust has declared the following dividends:

              RECORD           PAYABLE
AMOUNT         DATE              DATE
-------    -------------    --------------
 $0.05      May 9, 1997      May 23, 1997
 $0.05     June 6, 1997     June 20, 1997

The Trust continues to be a competitive investment alternative in the current low inflation environment.

As of March 31, 1997, the Trust had net assets in excess of $421 million, with 83 percent of its assets invested in mortgage-backed securities issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corp. (FHLMC), 13 percent in U.S. Treasury securities, and the remaining 4 percent in U.S. agency obligations and cash equivalents. On March 31, 1997, the Trust's average maturity was 7.6 years. Adjustments to the Trust's average maturity will be made as attractive opportunities present themselves.

For the balance of 1997, income and the proceeds from sales or maturities may be reinvested in mortgage-backed securities. We believe these securities continue to offer not only significant long-term value with an incremental yield incentive over U.S. Treasury securities of similar maturity but also the potential for superior total returns.

LOOKING AHEAD

We expect the U.S. economy to moderate from its current strong pace for the balance of 1997. Before taking further action to slow the economy, the Federal Reserve Board is likely to look for sustained confirmation of a strong economy and rising inflationary pressures.

We would again like to remind shareholders that the Trustees have approved a procedure whereby the Trust may, when appropriate, repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. In accordance with this procedure, 1,767,900 shares of the Trust were purchased on the New York Stock Exchange over the six-month period ended March 31, 1997.

DEAN WITTER GOVERNMENT INCOME TRUST

We appreciate your support of Dean Witter Government Income Trust and look forward to continuing to serve your investment objectives.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER GOVERNMENT INCOME TRUST

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On December 27, 1996, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

         Michael Bozic
         For................................................................  31,045,702
         Withheld...........................................................   1,933,922

         Charles A. Fiumefreddo
         For................................................................  31,050,967
         Withheld...........................................................   1,928,657

  The following Trustees were not standing for reelection at this meeting:
  Edwin J. Garn, John R. Haire, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder.

(2) CONTINUANCE OF THE CURRENTLY EFFECTIVE INVESTMENT MANAGEMENT AGREEMENT WITH DEAN WITTER INTERCAPITAL INC.:

         For................................................................  30,067,229
         Against............................................................   1,579,269
         Abstain............................................................   1,333,126

(3) RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS THE TRUST'S INDEPENDENT ACCOUNTANTS:

         For................................................................  31,235,313
         Against............................................................     792,375
         Abstain............................................................     951,936

DEAN WITTER GOVERNMENT INCOME TRUST

PORTFOLIO OF INVESTMENTS March 31, 1997 (unaudited)

PRINCIPAL                        DESCRIPTION
AMOUNT IN                            AND                           COUPON
THOUSANDS                       MATURITY DATE                       RATE         VALUE
------------------------------------------------------------------------------------------
              MORTGAGE-BACKED SECURITIES (82.2%)
              Federal Home Loan Mortgage Corp. (10.2%)
 $ 6,575      12/01/18 - 02/01/19..............................     9.50%     $  7,018,350
  19,808      07/01/09 - 08/01/20..............................    10.00        21,491,159
  13,273      08/01/14 - 05/01/19..............................    10.50        14,600,433
                                                                              ------------
                                                                                43,109,942
                                                                              ------------
              Federal National Mortgage Assoc. (51.0%)
  21,906      11/01/08 - 01/01/09..............................     6.00        20,591,417
  53,124      05/01/07 - 12/01/23..............................     6.50        49,899,373
  50,364      10/01/13 - 04/01/26..............................     7.00        48,144,682
  42,990      01/01/22 - 01/01/27..............................     7.50        42,197,026
  31,816      12/01/21 - 10/01/25..............................     8.00        31,935,261
  16,991      08/01/17 - 05/01/25..............................     8.50        17,405,286
   1,500      09/01/13 - 07/01/23..............................     9.00         1,568,155
   2,812      06/01/18 - 01/01/21..............................     9.50         3,015,413
                                                                              ------------
                                                                               214,756,613
                                                                              ------------
              Government National Mortgage Assoc. (21.0%)
  14,398      02/15/24 - 08/15/25..............................     7.00        13,732,299
  11,447      12/15/22 - 06/15/26..............................     7.50        11,222,116
  13,914      11/15/15 - 12/15/21..............................     8.00        13,974,891
  35,262      05/15/16 - 11/15/24..............................     8.50        36,165,477
  11,455      04/15/17 - 02/15/25..............................     9.00        11,991,642
   1,247      08/15/18 - 08/15/20..............................     9.50         1,339,367
                                                                              ------------
                                                                                88,425,792
                                                                              ------------

              TOTAL MORTGAGE-BACKED SECURITIES
              (Identified Cost $347,488,172).............................      346,292,347
                                                                              ------------

              U.S. GOVERNMENT & AGENCY OBLIGATIONS (15.4%)
  11,000      Federal Home Loan Banks
              02/25/04.........................................     0.00         6,760,930
   2,500      Federal National Mortgage Assoc.
              02/01/04 - 08/01/04..............................     0.00         1,512,830
  82,500      Resolution Funding Corp. Coupon Strip
              10/15/01 - 10/15/06..............................     0.00        45,146,895
   8,000      U.S. Treasury Note
              09/30/98.........................................     4.75         7,828,560
   5,000      U.S. Treasury Strip
              02/15/03.........................................     0.00         3,366,400
                                                                              ------------

              TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
              (Identified Cost $67,508,411)..............................       64,615,615
                                                                              ------------

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GOVERNMENT INCOME TRUST

PORTFOLIO OF INVESTMENTS March 31, 1997 (unaudited) continued

PRINCIPAL                        DESCRIPTION
AMOUNT IN                            AND                           COUPON
THOUSANDS                       MATURITY DATE                       RATE         VALUE
------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENT (1.7%)
              REPURCHASE AGREEMENT
 $ 7,199      The Bank of New York due 04/01/97 (dated
               03/31/97; proceeds $7,200,054; collateralized by
               $7,697,447 U.S. Treasury Note 5.875% due
               11/15/05 valued at $7,342,959) (Identified Cost
               $7,198,979).....................................    5.375%     $  7,198,979
                                                                              ------------

              TOTAL INVESTMENTS
              (Identified Cost $422,195,562) (a)...............     99.3%      418,106,941

              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES......   0.7         3,023,726
                                                                   -----      ------------
              NET ASSETS.......................................    100.0%     $421,130,667
                                                                   =====      ============

---------------------
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $5,762,838 and the aggregate gross unrealized depreciation is $9,851,459, resulting in net unrealized depreciation of $4,088,621.

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GOVERNMENT INCOME TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1997 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $422,195,562).......................................    $418,106,941
Cash..................................................................           9,377
Receivable for:
    Interest..........................................................       2,593,837
    Principal paydowns................................................         671,961
Prepaid expenses and other assets.....................................          57,865
                                                                          ------------

    TOTAL ASSETS......................................................     421,439,981
                                                                          ------------

LIABILITIES:
Investment management fee payable.....................................         217,093
Accrued expenses and other payables...................................          92,221
                                                                          ------------

    TOTAL LIABILITIES.................................................         309,314
                                                                          ------------

NET ASSETS:
Paid-in-capital.......................................................     460,700,633
Net unrealized depreciation...........................................      (4,088,621)
Accumulated undistributed net investment income.......................         272,990
Accumulated net realized loss.........................................     (35,754,335)
                                                                          ------------

    NET ASSETS........................................................    $421,130,667
                                                                          ============

NET ASSET VALUE PER SHARE,
 46,670,500 shares outstanding
 (unlimited shares authorized of $.01 par value)......................           $9.02
                                                                          ============

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GOVERNMENT INCOME TRUST

STATEMENT OF OPERATIONS
For the six months ended March 31, 1997 (unaudited)

NET INVESTMENT INCOME:

INTEREST INCOME........................................................    $15,921,957
                                                                           ------------

EXPENSES
Investment management fee..............................................      1,301,866
Transfer agent fees and expenses.......................................        195,276
Custodian fees.........................................................         40,042
Professional fees......................................................         29,903
Shareholder reports and notices........................................         25,909
Registration fees......................................................          6,555
Trustees' fees and expenses............................................          6,045
Other..................................................................          3,565
                                                                           ------------

    TOTAL EXPENSES.....................................................      1,609,161
                                                                           ------------

    NET INVESTMENT INCOME..............................................     14,312,796
                                                                           ------------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss......................................................        (42,418)
Net change in unrealized depreciation..................................     (4,037,825)
                                                                           ------------

    NET LOSS...........................................................     (4,080,243)
                                                                           ------------

NET INCREASE...........................................................    $10,232,553
                                                                           ============

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GOVERNMENT INCOME TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                       FOR THE SIX
                                                       MONTHS ENDED        FOR THE YEAR
                                                        MARCH 31,             ENDED
                                                           1997         SEPTEMBER 30, 1996
------------------------------------------------------------------------------------------
                                                       (unaudited)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income..............................    $14,312,796         $ 30,216,080
Net realized gain (loss)...........................        (42,418)             380,329
Net change in unrealized
 appreciation/depreciation.........................     (4,037,825)          (7,305,945)
                                                      ------------         ------------

    NET INCREASE...................................     10,232,553           23,290,464
Dividends from net investment income...............    (14,216,919)         (30,343,494)
Net decrease from transactions in shares of
 beneficial interest...............................    (14,781,019)         (28,522,051)
                                                      ------------         ------------

    NET DECREASE...................................    (18,765,385)         (35,575,081)
NET ASSETS:
Beginning of period................................    439,896,052          475,471,133
                                                      ------------         ------------

    END OF PERIOD
    (Including undistributed net investment income
    of $272,990 and $177,113, respectively)........   $421,130,667         $439,896,052
                                                      ============         ============

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GOVERNMENT INCOME TRUST

NOTES TO FINANCIAL STATEMENTS March 31, 1997 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Government Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's primary investment objective is to provide as high a level of current income as is consistent with prudent investment and as a secondary objective, capital appreciation. The Trust commenced operations on February 29, 1988.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

DEAN WITTER GOVERNMENT INCOME TRUST

NOTES TO FINANCIAL STATEMENTS March 31, 1997 (unaudited) continued

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.60% to the Trust's weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the six months ended March 31, 1997 aggregated $57,701,927 and $79,181,482, respectively.

DEAN WITTER GOVERNMENT INCOME TRUST

NOTES TO FINANCIAL STATEMENTS March 31, 1997 (unaudited) continued

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Trust's transfer agent. At March 31, 1997, the Trust had transfer agent fees and expenses payable of approximately $7,000.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended March 31, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $646. At March 31, 1997, the Trust had an accrued pension liability of $48,079 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                                                   CAPITAL
                                                                                                                   PAID IN
                                                                                                   PAR VALUE      EXCESS OF
                                                                                      SHARES       OF SHARES      PAR VALUE
                                                                                    ----------     ---------     ------------
Balance, September 30, 1995.....................................................    51,828,700     $518,287      $503,485,416
Treasury shares purchased and retired (weighted average discount 7.52%)*........    (3,390,300)     (33,903)      (28,488,148)
                                                                                    ----------     --------      ------------
Balance, September 30, 1996.....................................................    48,438,400      484,384       474,997,268
Treasury shares purchased and retired (weighted average discount 9.01%)*........    (1,767,900)     (17,679)      (14,763,340)
                                                                                    ----------     --------      ------------
Balance, March 31, 1997.........................................................    46,670,500     $466,705      $460,233,928
                                                                                    ==========     ========      ============

---------------------
* The Trustees have voted to retire the shares purchased.

5. DIVIDENDS

On March 25, 1997, the Trust declared the following dividends from net investment income:

  AMOUNT          RECORD            PAYABLE
PER SHARE          DATE              DATE
----------    --------------    ---------------
  $0.05       April 4, 1997..    April 18, 1997
  $0.05       May 9, 1997....      May 23, 1997
  $0.05       June 6, 1997...     June 20, 1997

DEAN WITTER GOVERNMENT INCOME TRUST

NOTES TO FINANCIAL STATEMENTS March 31, 1997 (unaudited) continued

6. FEDERAL INCOME TAX STATUS

At September 30, 1996, the Trust had an approximate net capital loss carryover to offset future capital gains to the extent provided by regulations, available through September 30 of the following years:

                              AMOUNTS IN THOUSANDS
    -------------------------------------------------------------------------
     1997        1998      1999       2002       2003       2004       Total
    -------     ------     -----     ------     ------     ------     -------
    $10,496     $5,061     $ 191     $8,299     $9,638     $2,019     $35,704
    =======     ======     =====     ======     ======     ======     =======

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $8,000 during fiscal 1996.

DEAN WITTER GOVERNMENT INCOME TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                             FOR THE SIX
                                                             MONTHS ENDED              FOR THE YEAR ENDED SEPTEMBER 30*
                                                              MARCH 31,         -----------------------------------------------
                                                                1997*               1996             1995            1994++
-------------------------------------------------------------------------------------------------------------------------------
                                                             (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................      $   9.08           $     9.17       $     8.69       $     9.54
                                                               --------           ----------       ----------       ----------
Net investment income....................................          0.31                 0.60             0.58             0.62
Net realized and unrealized gain (loss)..................         (0.10)               (0.14)            0.43            (0.77)
                                                               --------           ----------       ----------       ----------
Total from investment operations.........................          0.21                 0.46             1.01            (0.15)
                                                               --------           ----------       ----------       ----------
Less dividends from net investment income................         (0.30)               (0.60)           (0.60)           (0.73)
                                                               --------           ----------       ----------       ----------
Antidilutive effect of acquiring treasury shares.........          0.03                 0.05             0.07             0.03
                                                               --------           ----------       ----------       ----------
Net asset value, end of period...........................      $   9.02           $     9.08       $     9.17       $     8.69
                                                               ========           ==========       ==========       ==========
Market value, end of period..............................      $  8.125           $     8.25       $     8.25       $    7.875
                                                               ========           ==========       ==========       ==========
TOTAL INVESTMENT RETURN++................................          2.08%(1)             7.31%           12.97%           (5.97)%
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................          0.74%(2)             0.73%            0.71%            0.70%
Net investment income....................................          6.61%(2)             6.56%            6.50%            6.73%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands..................      $421,131             $439,896         $475,471         $486,634
Portfolio turnover rate..................................            13%(1)               21%              25%              59%


                                                             FOR THE YEAR ENDED SEPTEMBER 30*
                                                             -------------------------------
                                                                 1993                1992
                                                             -------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................    $     9.72          $     9.70
                                                             ----------          ----------
Net investment income....................................          0.81                0.78
Net realized and unrealized gain (loss)..................         (0.29)                 --
                                                             ----------          ----------
Total from investment operations.........................          0.52                0.78
                                                             ----------          ----------
Less dividends from net investment income................         (0.70)              (0.76)
                                                             ----------          ----------
Antidilutive effect of acquiring treasury shares.........            --                  --
                                                             ----------          ----------
Net asset value, end of period...........................    $     9.54          $     9.72
                                                             ==========          ==========
Market value, end of period..............................    $    9.125          $     9.25
                                                             ==========          ==========
TOTAL INVESTMENT RETURN++................................          6.51%               8.85%
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................          0.70%               0.72%
Net investment income....................................          8.54%               8.06%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands..................      $551,659            $561,749
Portfolio turnover rate..................................           132%                 70%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
 ++ Restated for comparative purposes.
(1) Not annualized.
(2) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

                      (This Page Intentionally Left Blank)

TRUSTEES
-----------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
-----------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Rajesh K. Gupta
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
-----------------------------------------------------
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
-----------------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
-----------------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048



The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.




DEAN WITTER
GOVERNMENT
INCOME TRUST




Semiannual Report
March 31, 1997